The Next Level Golden Telecom, Inc. Investor Presentation Jean-Pierre Vandromme, CEO Boris Svetlichny, Senior Vice President, CFO&Treasurer 1st Quarter 2007 Results Conference Call Jean-Pierre Vandromme, CEO Boris Svetlichny, CFO Tuesday, May 8, 2007 9:00a.m. (U.S. Eastern Time Zone), 1:00p.m. (London Time), 5:00p.m. (Moscow Time) U.S.:+1 (866) 254-5941, International: +1 (612) 332-1214 No access code is necessary Replay available from May 8, 2007, 5:45p.m. through May 15, 2007, 11:59p.m. (U.S. Eastern Time Zone) U.S.:+1 (800) 475-6701, International.: +1 (320) 365-3844 Enter access code 871467 Live Webcast: www.goldentelecom.com/webcast_en The webcast will also be available for replay on the Internet from May 8, 2007

Statements made in this presentation are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include those on our goal to make the Company the leading fixed-line communications operator in Russia and the CIS, our plans on how expect to utilize our syndicated loan facility and the expected benefits, our broadband strategy including WiFi and FTTB rollouts and Triple-play services, our plans to further develop our DLD/ILD service offerings and utilize our long distance license and FTN, our acquisition strategy, including our acquisition of Fortland and potential acquisition of Corbina Telecom, our plans to convert SARs to stock options, our plans for further entry into the Russian television broadcasting market, our regional expansion strategy, macroeconomic factors in the markets in which we operate including market size, financial forecasts, including expected revenue growth, expected capital expenditures, and market share estimates. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we may not be to develop utilize the syndicated loan facility in the manner we anticipate, and we are not able to develop our broadband strategy or rollout the necessary technologies to support such strategy, including WiFi, FTTB and Triple-play, that we are not able to convert SARs to options, that we are not able to acquire companies as anticipate, that we are not able to realize upon the synergies of acquisitions or integrate the acquired companies well, that we are not able to enter the television broadcasting market in the manner we anticipate, that we are not able develop our regional expansion strategy as we anticipate, that macroeconomic factors in the markets in which we operate change, that our service offering will not be as competitive as those of our competitors, and that our investment strategy does not bring the expected benefits. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's current reports on Form 8-K filed during 2007, and the Company's annual report on Form 10-K for the year ended December 31, 2006. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anna Chin Go Pin e-mail: ir@gldn.net e-mail: achin@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding Forward Looking Statements

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding income from continuing operations, EBITDA, operating income, operating margins, net income and net income per share, all without costs associated with SARs, which are non-GAAP financial measures. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. Management used EBITDA as the primary basis to evaluate the performance of each of its reportable segments. Further, management uses EBITDA for planning and forecasting in future periods. Management believes EBITDA is a meaningful measure of performance as it is commonly utilized by management and by investors to analyze operating performance and entity valuations. Management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure operating performance in our industry. EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. These non-GAAP measures should not be considered as a substitute for reported results prepared in accordance with GAAP. These non-GAAP financial measures, as determined and presented by the Company, many not be comparable to related or similarly titled measures reported by other companies. Set forth in slides 21-23 are attachments that reconcile these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anna Chin Go Pin e-mail: ir@gldn.net e-mail: achin@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding non-GAAP Financial Measures

First quarter 2007 earnings release Financial Overview

1Q07 highlights: Explicit evidence of successful strategy implementation 44% year-on-year increase in consolidated revenue 23% year-on-year increase in operating income excluding cost of Stock Appreciation Rights1 ("SARs") 24% year-on-year increase in EBITDA excluding cost of SARs 15% year-on-year increase in net income excluding cost of SARs Start of FTTB2 networks rollout to 15.6m households ("Triple 65 project") Signing of a Share Purchase agreement with owners of Corbina Telecom Acquisition of licenses and frequencies for DVB-T broadcasting Commercial launch of our WiFi network in Moscow Signing of a $275 m syndicated loan facility to finance expansion Approval of SARs conversion into stock options to reduce earnings volatility Note (1): Please see slide 7 and press release for details Note (2): Fiber-to-the-Building Financial Highlights Key corporate events

'Dec 05 'Dec 06 T spend 250.8 255.7 'Dec 05 'Dec 06 T spend 52.7 65.6 'Dec 05 'Dec 06 T spend 70.4 65.6 EBITDA, $ m Financial performance: Revenue and EDITDA Growth 24% y-o-y, without cost of SARs 50.8 14.8(*) 13.0(*) 55.6 52.6 'Dec 05 'Dec 06 T spend 178.1 255.7 1Q06 1Q07 Revenue, $ m Growth 44% y-o-y (1) Growth 2% q-o-q (2) Note (1): y-o-y stands for Year-on-Year Note (2): q-o-q stands for Quarter-on-Quarter Note (3): FY stands for 12 months results Note (*): stands for cost of SARs accrued for the stated period Decline 7% q-o-q, without cost of SARs 4Q06 1Q07 1Q06 1Q07 4Q06 1Q07 13.0 (*) 52.6 1.9 (*)

'Dec 05 'Dec 06 T spend 20.4 23.5 'Dec 05 'Dec 06 T spend 32.5 23.5 Net Income, $ m Financial performance: Operating Income and Net Income Growth 15% y-o-y, without cost of SARs 12.6 12.7(**) 10.9(**) 19.8 12.6 'Dec 05 'Dec 06 T spend 30.1 37.1 1Q06 1Q07 Operating Income, $ m Note (1): y-o-y stands for Year-on-Year Note (2): q-o-q stands for Quarter-on-Quarter Note (**): Stands for cost of SARs accrued net of tax Note (3): FY stands for 12 months results Note (*): stands for cost of SARs accrued for the stated period Decline 28% q-o-q, without cost of SARs 'Dec 05 'Dec 06 T spend 43.2 37.1 4Q06 1Q07 1Q06 1Q07 4Q06 1Q07 10.9 (**) Growth 23% y-o-y (1) , without cost of SARs Decline 14% q-o-q (2) , without cost of SARs 24.1 14.8(*) 13.0(*) 28.4 24.1 13.0 (*) 28.2 1.9 (*) 18.8 1.6 (**) 6

1Q06 2Q06 3Q06 4Q06 1Q07 SARs cost 1.9 0.4 2.3 14.8 13 Share price 30.05 25.35 30.25 46.84 55.38 SARs program introduced in 2005 with 75% of the SARs time vesting and 25% stock performance vesting In 2006, the Company adopted SFAS No 123R for accounting for SARs related costs Stock price increase during 2006 resulted in a significant increase in SARs costs Quarterly 'mark-to-market' lead in high volatility in earnings Options SARs Board has approved the conversion of outstanding SARs into stock options A proposed amendment to equity plan included into proxy for the next Annual Shareholders Meeting to provide available options including a reserve for future equity based compensation for key employees Stock Appreciation Rights are to be converted into stock options 1Q06 2Q06 3Q06 4Q06 1Q07 GLDN price ($) and related SARs expense ($m)

In January 2007, Golden Telecom signed a $275m five year syndicated loan facility with 15 international lenders Heavily oversubscribed, the facility up to $275m from $200m initially anticipated 18 months commitment for utilization with quarterly repayments beginning 2 years after signing The loan carries annual interest at LIBOR+1.5%for the first 24 months and LIBOR plus 2% per annum thereafter Citibank and ING Bank acted as mandated lead arrangers Main purposes: Acquisition and further development of Corbina Telecom Acquisition of Fortland and investment in digital TV broadcasting Continuous regional expansion and consolidation of alternative operators Additional benefits: Improvement of the capital structure (effectively lowering cost of capital and increasing future returns on equity) Successful entry into the credit market Allows flexibility and financial resources to react quickly when market opportunities appear Loan Purposes

Strategy Update First quarter 2007 earnings release

Three-fold strategy: expansion into new market segments and regions based on success in the top corporate market Broadband - Triple Play Plus Continue regional expansion Acceleration of our regional expansion to become a national market player in both corporate and retail market segments 1 2 3 DLD/ILD market in Russia FMC launch in Ukraine Organic growth Acquisitions New market segments Become a leading provider of broadband access in Russia and the CIS. Note: DLD/ILD - Domestic Long Distance/International Long Distance, FMC - Fixed-to-Mobile Convergence Top corporate segment Deepening and widening of our corporate customer base in Moscow and St. Petersburg

BCS COS Cons I Mob Total 103.2 60.1 12.2 2.6 178.1 T spend 147.8 95.8 10.3 1.8 255.7 Revenue is up across main business lines Revenue per line of business (q-o-q), $ m BCS COS CMS Mob East 0.578 0.374 0.04 0.007 Revenue structure, 1Q 07 57.8% BCS 37.4% 4.0% 0.8% COS Consumer Internet Mobile Note (1): BCS stands for business and customer services, COS stands for carrier and operator services Revenue per line of business (y-o-y), $ m BCS(1) COS(1) Consumer internet Mobile 1Q06 1Q07 +43% +59% -16% -31% 2 weeks of national holidays in January (11 working days less in 1Q07 than 4Q06) Increasing demand for our services Macroeconomic environment (reported 7.9% real GDP growth) Ongoing regional expansion of our customers Slowing of tariff erosion in Russia Key factors BCS COS Cons I Mob Total 4Q06 141.5 94.4 12.9 2 250.8 1Q07 147.8 95.8 10.3 1.8 255.7 BCS(1) COS(1) Consumer internet Mobile 4Q06 1Q07 +4% +1% -20% -10% 2 1 + 11

Moscow Regions East 109.1 66.4 Moscow Regions East 154 96.8 In 1Q07, 38% of Golden Telecom revenues came from outside Moscow with growth rates up to 55% year-on-year Moscow NW Ukraine Other regions 4Q06 154 25.7 23.2 47.9 1Q07 159.2 25.7 23 47.8 Ukraine Other regions NW Russia(1) -1% +3% +0% +0% Regional growth, 1Q07 vs. 4Q06 Moscow Regions East 154 96.8 4Q06 1Q07 100%=$255.7m Regions Moscow $96.5m $159.2m Regional revenue breakdown 1Q07 vs. 4Q06, $m Moscow Note (1): NW Russia stands for North West Region of Russia Moscow NW Ukraine Other regions 4Q05 112.1 16.5 17.7 31.8 4Q06 159.2 25.7 23 47.8 Ukraine Other regions NW Russia(1) +30% +42% +55% +50% Regional growth, 1Q07 vs. 1Q06 Moscow Regions East 109.1 66.4 1Q06 1Q07 100%=$178.1m 100%=$255.7m Regions Regions Moscow Moscow $66.1m $112.1m $96.5m $159.2m Regional revenue breakdown 1Q07 vs. 1Q06, $m Moscow 100%=$250.8m Regions Moscow $96.8m $154.0m 1Q06 1Q07 4Q06 1Q07 2

Top-20 cities constitute half of the fixed-line market in Russia with Golden Telecom already present in 18 of them Source: J'son & Partners, management estimates City Moscow St. Petersburg Novosibirsk N. Novgorod Ekaterinburg Samara Omsk Kazan Chelyabinsk Rostov-on-Don Ufa Volgograd Perm Krasnoyarsk Saratov Top 20 Cities Total Russia Voronezh Krasnodar Vladivostok Khabarovsk Kaliningrad Population in the city, 2005, m 10.4 4.6 1.4 1.3 1.3 1.2 1.1 1.1 1.1 1.1 1.0 1.0 1.0 0.9 0.9 32.4 142.9 0.8 0.7 0.6 0.6 0.4 GRP capita 2006, $ 'k 13.7 6.1 4.4 4.1 4.9 5.5 9.5 6.2 5.7 2.8 4.4 3.5 4.2 6.5 3.4 6.0 2.8 3.3 4.2 5.0 4.6 Golden Telecom's market share in the city, presently 17% (2) 14% 6% 23% 16% 21% - 1% - 1% 9% 5% 8% 33% 2% 10-12% 19% 16% 14% 10% 26% 14-15% Note (1): Excluding wholesale revenues (except for Moscow and St. Petersburg); Note (2): Market share including Corbina City 3,486 407 83 63 72 49 40 55 60 48 47 39 46 46 39 4,753 41 38 38 34 22 Whole Region 3,486 407 168 166 260 156 82 204 187 164 174 105 149 124 119 6,447 9,779 99 117 145 86 49 Fixed line market size, 2006(1), $m 9,779 2

2

Golden Telecom has a proven record of successful deal execution and integration of acquired companies

Golden Telecom's acquisition strategy

- Structured approach to acquisitions:
  - Strategic fit
  - Valuable resources (last mile access, frequencies, etc.)
  - Synergies (local presence of a target coupled with Golden Telecom's presence in Russia/CIS)
- Tailored due diligence process
- Proven track record of successful integration
- Currently our target universe is comprised of 50 cities with 4-8 sizeable alternative operators in each
- Organic expansion as an alternative market entry scenario

Corbina Feb 2007 Acquisition of 51% In process	DirectNet (3C) Apr 2007 Acquisition of 100% In process ($2.9m)	Atel Apr 2007 Acquired 100% $4.5m
Fortland Feb 2007 Acquired 65% $49.7m	Uralkhimmash Dec 2006 Asset purchase $0.2m	Les-Transit Dec 2006 Asset purchase $0.5m
Informtechnology Dec 2006 Acquired 100% $0.5m	Vitus Nov 2006 Acquired 100% $0.1m	S-Line Oct 2006 Acquired 75% $7.5m
Corus ISP Oct 2006 Acquired 100% $1.2m	Telcom Aug 2006 Acquired 100% $1.7m	Kubtelecom Jun 2006 Acquired 74% $10.1m
Tatintelecom Mar 2006 Acquired 70% $4.0m	Binar Apr 2006 Asset purchase $0.3m	TTK Apr 2006 Acquired 100% $3.8m
Rascom Nov 2005 Acquired 54% $11.1m	Sochi Telecom Oct 2005 Acquired 100% $2.1m	Sakhalin Telecom Sep 2005 Acquired 60% $5.0m

Golden TELECOM ACHIEVE MORE

14
Golden Telecom, Inc. – 1Q07 Earnings release

FTTB(1) WiFi xDSL Moscow Regions Total Golden Telecom will have 244,000 broadband customers after acquisition of Corbina is completed 171,300 23,100 194,400 10,300 - 10,300 4,600 33,900 38,500 186,200 58,000 243,200 3 Jan-Apr 07 added 75,000 10,300 11,600 96,900 Note (1): Includes customers of Corbina Telecom.

Top 65 cities Other cities Percentage of population 65 77 Top-65 cities in Russia 100%=142.0m people 77 m 65 m Population in the Top-65 cities Population in other cities To reach 11.7 m potential broadband users we will construct FTTB networks to high rise apartment blocks in Top-65 Russian cities 3 High rise Others Percentage of population 0.65 0.35 8.4 m Top-65 cities breakdown 15.6 m People live in high rise apartment blocks People live in other houses 100%=24m households With PC W/o PC Percentage of population 0.5 0.5 PC penetration in Russia by 2010 100%=52.0m households 26.0 m 26.0 m With PC Without PC w/ PC w/o PC Percentage of population 0.75 0.25 3.9 m PC penetration in targeted area 11.7 m People with PC's in high rise apartment blocks Others 100%=15.6m households or 24m households

2005 2006 2007 2008 2009 2010 Mosco 0.024 0.044 0.207 0.277 0.327 0.357 Russia 0.95 0.95 0.98 1 1 1 Bundling with products Strategic competitive advantage Fortland Acquisition 2007 2009 2010 2008 HDTV Launch Superior quality of digital broadcasting over analog Access to content (local & International providers) Wide population coverage Broadcasting is more cost efficient than unicasting FTTB broadband customers New Customer base Upsell TV Sell TV Upsell BB Golden DVB-T service 2005 2006 2007 2008 2009 2010 Mosco 0.097 0.147 0.207 0.277 0.327 0.357 Russia 0.95 0.95 0.98 1 1 1 2005 2006 2007E 2008E 2009E 2010E TV penetration in Moscow, households DVB-T Bundling scheme 2005 2006 2007E 2008E 2009E 2010E TV penetration in Russia, households Pay TV Free to Air Pay TV Free to Air 3 1 2 4.2m 4.2m 4.3m 4.4m 4.4m 4.5m 52m 52m 53m 53m 53m 53m Through successful closing of Fortland acquisition, Golden Telecom will be able to enter the media market Source: J'son & Partners, The Company's estimates 3

Outlook for 2007 First quarter 2007 earnings release

Outlook for 2007 Revenue Expected revenue growth of 35-40% Consolidation of Corbina in the second half of 2007 Seasonal trend in the first quarter of the year (two weeks holidays in January) 3 EBITDA Expected EBITDA growth of 30-35% Operating start up costs associated with launch of new projects impact margins CAPEX Announced CAPEX of ~20% of revenues for 2007-2010 During the 1st quarter we spent $44.3 m on CAPEX Continue to invest in broadband networks rollout, DVB-T launch and regional expansion

Appendix First quarter 2007 earnings release

Reconciliation of consolidated EBITDA and EBITDA without cost of SARs to consolidated net income (Amounts in US $) Three Months Ended 3/31/06 12/31/06 3/31/07 EBITDA without cost of SARs $ 53.0 $ 70.4 $ 65. 6 Cost of SARs 2.2 14.8 13.0 EBITDA 50.8 55.6 52. 6 Depreciation and amortization 22.6 27.2 28. 5 Operating Income 28.2 28.4 24.1 Other income (expense): Equity in earnings (losses) of ventures 0.3 0. 9 ( 0. 4 ) Foreign currency gain (loss) 0.9 - 0.3 Interest income (expe nse), net 0.6 (0.1) (1.1) Total other income 1.8 0.8 ( 1. 2 ) Income before income taxes and minority i nterest 30.0 29.2 2 2.9 Income taxes 9.4 8.6 8. 9 Minority int erest 1.1 0.8 1.4 Income before cumulative effect of a change in accounting principle 19.5 19.8 1 2.6 Cumulative effect of a change in accounting principle, net of tax 0.7 - - Net Income $ 18.8 $ 19.8 $ 1 2.6

Reconciliation of consolidated operating income without cost of SARs to consolidated net income (Amounts in US $) 22

Reconciliation of consolidated net income per share - basic without cost of SARs to consolidated net income per share - basic (Amounts in US $) (Amounts in US $)